APPENDIX 3Y
                                            CHANGE OF DIRECTOR'S INTEREST NOTICE

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                                                                    Rule 3.19A.2

                                   APPENDIX 3Y

                      CHANGE OF DIRECTOR'S INTEREST NOTICE

Information or documents not available now must be given to ASX as soon as available. Information and documents given to ASX become ASX's property and may be made public.

Introduced  30/9/2001.

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NAME OF ENTITY         PROGEN INDUSTRIES LIMITED
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ABN                    82 010 975 612
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We  (the  entity)  give ASX the following information under listing rule 3.19A.2 and as agent for the director for the purposes of section 205G of the Corporations Act.

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NAME OF DIRECTOR            Lewis Lee
--------------------------  ----------------------------------------------------
DATE OF LAST NOTICE         1 June 2004
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PART 1 - CHANGE OF DIRECTOR'S RELEVANT INTERESTS IN SECURITIES
In the case of a trust, this includes interests in the trust made available by the responsible entity of the trust

Note: In the case of a company, interests which come within paragraph (i) of the definition of "notifiable interest of a director" should be disclosed in this part.

----------------------------------------------------------------------------------------------------------------------------
DIRECT OR INDIRECT INTEREST                                                   Indirect

----------------------------------------------------------------------------  ----------------------------------------------
NATURE OF INDIRECT INTEREST                                                   Securities held by spouse
(INCLUDING REGISTERED HOLDER)
Note: Provide details of the circumstances giving rise to the relevant interest.

----------------------------------------------------------------------------  ----------------------------------------------
DATE OF CHANGE                                                                Various (see below)
----------------------------------------------------------------------------  ----------------------------------------------
NO. OF SECURITIES HELD PRIOR TO CHANGE                                        Direct: 450,000 options
----------------------------------------------------------------------------  ----------------------------------------------
CLASS                                                                         Options and Ordinary Shares
----------------------------------------------------------------------------  ----------------------------------------------
NUMBER ACQUIRED                                                               9 March 2004: 250,000 options
                                                                              27 May 2004: 10,000 Ord Shares (on
                                                                              exercise of options)
                                                                              11 June 2004: 20,000 Ord Shares (on
                                                                              exercise of options)
                                                                              21 June 2004: 30,000 Ord Shares (on
                                                                              exercise of options)
                                                                              20 July 2004: 10,000 Ord Shares (on
                                                                              exercise of options)
----------------------------------------------------------------------------------------------------------------------------


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+ See chapter 19 for defined terms.

11/3/2002                                                     Appendix 3Y Page 1

APPENDIX 3Y
CHANGE OF DIRECTOR'S INTEREST NOTICE

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NUMBER DISPOSED                                                               27 May 2004: 10,000 Options
                                                                              9 June 2004: 10,000 Ordinary Shares
                                                                              11 June 2004: 20,000 Options
                                                                              18 June 2004: 20,000 Ordinary Shares
                                                                              21 June 2004: 30,000 Options
                                                                              23 June 2004: 30,000 Ordinary Shares
                                                                              20 July 2004: 10,000 Options
                                                                              26 July 2004: 10,000 Ordinary Shares
----------------------------------------------------------------------------  ----------------------------------------------
VALUE/CONSIDERATION                                                           9 March 2004: $Nil
Note: If consideration is non-cash, provide details and estimated valuation   27 May 2004: $2.50 exercise price per option
                                                                              9 June 2004: $3.35 per ordinary share
                                                                              11 June 2004: $2.50 exercise price per option
                                                                              18 June 2004: $3.49 per ordinary share
                                                                              21 June 2004: $2.50 exercise price per option
                                                                              23 June 2004: $3.48 per ordinary share
                                                                              20 July 2004: $2.50 exercise price per option
                                                                              26 July 2004: $3.53 per ordinary share
----------------------------------------------------------------------------  ----------------------------------------------
NO. OF SECURITIES HELD AFTER CHANGE                                           Direct Interest: 450,000 Options
                                                                              Indirect Interest: 180,000 Options
----------------------------------------------------------------------------  ----------------------------------------------
NATURE OF CHANGE                                                              9 March 2004: Off-market transfer of options
Example: on-market trade, off-market trade, exercise of options, issue of     from direct to indirect interest
securities under dividend reinvestment plan, participation in buy-back        27 May 2004: Exercise of options
                                                                              9 June 2004: On-market sale of ordinary
                                                                              shares
                                                                              11 June 2004: Exercise of options
                                                                              18 June 2004: On-market sale of ordinary
                                                                              shares
                                                                              21 June 2004: Exercise of options
                                                                              23 June 2004: On-market sale of ordinary
                                                                              shares
                                                                              20 July 2004: Exercise of options
                                                                              26 July 2004: On-market sale of ordinary
                                                                              shares
----------------------------------------------------------------------------------------------------------------------------


PART 2 - CHANGE OF DIRECTOR'S INTERESTS IN CONTRACTS

Note: In the case of a company, interests which come within paragraph (ii) of the definition of "notifiable interest of a director" should be disclosed in this part.

---------------------------------------------------------------------------------------------
DETAIL OF CONTRACT                                           N/A

-----------------------------------------------------------  --------------------------------
NATURE OF INTEREST                                           N/A


-----------------------------------------------------------  --------------------------------
NAME OF REGISTERED HOLDER                                    N/A
(IF ISSUED SECURITIES)

-----------------------------------------------------------  --------------------------------
DATE OF CHANGE                                               N/A
-----------------------------------------------------------  --------------------------------


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+ See chapter 19 for defined terms.

Appendix 3Y Page 2                                                     11/3/2002
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                                                                     APPENDIX 3Y
                                            CHANGE OF DIRECTOR'S INTEREST NOTICE

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NO. AND CLASS OF SECURITIES TO                               N/A
WHICH INTEREST RELATED PRIOR TO
CHANGE
Note: Details are only required for a contract in relation
to which the interest has changed

-----------------------------------------------------------  ---------------------------------
INTEREST ACQUIRED                                            N/A
-----------------------------------------------------------  ---------------------------------
INTEREST DISPOSED                                            N/A
-----------------------------------------------------------  ---------------------------------
VALUE/CONSIDERATION                                          N/A
Note: If consideration is non-cash, provide details and an
estimated valuation

-----------------------------------------------------------  ---------------------------------
INTEREST AFTER CHANGE                                        N/A
----------------------------------------------------------------------------------------------


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+ See chapter 19 for defined terms.

11/3/2002                                                     Appendix 3Y Page 3
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